Exhibit 99.5

Share 1 /6 f x in • " @ Japanese v C S L M 7 ' y 9 Jv · 7 - iz , ;,, · 7 7 1 Y - Y =1 >1 • :J - 7 ƒ 111 ( NAS D AQ: KOYN ) t 7 r - A · 7 ' y 9 J v · ? Jv - 7 : ? J:J - 1{ Jv t .A T - 7 J v :J 1 >1 - 11: t : 00 - t B i! J:: r .J 7 'y 9 J v j O ) 1 J - 9 ' ' j J ff f g t :::. &! ) 0 ) 11: 7 r - _A ! -- • T Y ; t, • 7 ' 'l v - 7 ƒ , ::::i /' / 7 1 7 /' Aff i - - c+ l l i tj " ( l ) J;. c , , : :IJZ*cp ( l ) ? +Cl - ; Jv · 1 /' 7 7 .I . ::::i Y A T b , : .:t £?J n t .:, tl ! W - ffi 3 uz ( l ) i&s l ,?, AT : 1 ' 1v ::::i 1 / 1 F DUSDJ (]) - , : ,?, 7 +Jv - 7" ""( +, A 7 - 7 + 1., ::::J 1 /' .}.; - J: rf 7 .: - ,} ,<' J v - 1 /' 7 5 (l ) “ . '1 ' CJ 1 { 1 . . - - c+ ,?, Y our pu b l i cation date and t i me will I Sou r ce: CSLM Digital Asset appear here. Acqu i sit i on Corp Ill L td = .:::i. - 3 - :7 ffl= .:::i. - 3 - :7.t: i J; r i f f . Dec. 02, 2025 (GLOBE NEWSW I RE ) - 7 7 - 7 - .. I - • "'TY JL, • : 7 ' J1., - 7' ( F i rst D i gital Group Ltd.) ( J J .. "F f 7 7 - 7 - .. I - • TY JL , J 1 t .: , 1 1 f.11ttJ ) t ..t W U El - l & tt ' "l ' , ! i ) CSL M TY JL, • 7 - t?: 7 I - • 7 :7 1 Y Y =1 :. -- • :::i - 7 ' 111 ( CSLM Digital Asset Acquisition Corp Ill, Ltd . ) ( J . "F fKOYNJ ) 1 1 , - (1)1Mittsft( :::M - t Q CI ) - (J.. "F fLOIJ } - L t .: t il=l:f.11 '"l' L t .:. 1ll7f l , ftfml (1) :i t !i u 1 * 1Ei;; J Cl ) .iuis1Plf'"t ' u nQ .,, . '"l'

2 /6 77 - ;7.. t - · 7y;$1Jl,( ;t, 7y;$1Jl , Q , si., - c 1 u, - r : U&q:iOJ - 1' / - :Sl - OJ1tt t L - c O J fil - t - il:sz L - c t .:. FcJtt , 1 , t:E*OJ · :h 7.. f - T - 1' t:'.7. t L - C OJJl -- ' YiJ'1:>ft ) il L, - iaJ ltT9::$l J1, g 1 > - 750J ? ƒ i:i - , Jl - 7 ' 1 : : u , 1 - " - t : if H tt : - • tf t .:. 201 , : .; tL, 202 2 1 : 97 ' 7 1 1 , : $ 1 1 1 , 0 ) 7 7 - . 7 . t - . 7 y ; $ 1 Jl, . ? ƒ Jl, - 7 ' 0 )""f"'T . 'i!jli .; tL t .: FcJttti, lji : ru&l $ [ 0 ) - r : - - t - Jil N L ts ' J , :::J > - 7''7 - 1 7>'.7. - - dJil 'rJl - t , ti<. ' ttiJ ' 1l < :IJ13&ttO ) .i, 7 - >Qeffi'Y I ) .:i. - y =1 >'O J - t - L - c i.,7.J. 77 - 7.. t - • TY?i'Jl - OJ tt'I D if i li, O Jf i !Wi H ""t'Gffi ƒ .;ti.7.> t i SJ: QFcJ M, J: ? - C: f fi , a M tt i:> ti t ::* t: 1 1 , 1t - r 7..7 - "J'Jl - :::J - 1' >', FDUSD'T . ' iP . > 7 - i . FDUSD , ; 1 : q : itt - s I i . i fit : s i . , - c i i' t Ml : s 1 . ; t L - c i . , - ?> . 7 . T - 7 ' 1 1 , ::: J 1 >' ()) - ? t L - cU , : fi l il . Il . l . ,, i : 1 - > - 'f ltO F . l""t'llff 6 n 10 C* t : 11 , ( 1 . 5 5 0 { 0 P 3 ) HB ; t, . "f - OJUffitJtjJDli"t - ?> tt=i - C 1 llti l 1 liJ ' 44 ®k i : Jl - { 6 . B 3 5 ilt P 3 ) H ft ; ( . 7 . i t : ' - 7 H at&l L . t .:. FDUSDt ; t, T - 1 ' 7 1 s 1 J i . fr - r : OJ - 1 >'T ? ƒ v - y = 1 > ttt!:W.:7 7 .7.0JllltllJt1 r : - t - j - - , x;t i:> tL, i:i - :;.t 'f ! l : *.R;t - 2 P3) J . l . lOJ slat: - M L - c s ' ) ' tt!:W,i'pjll: St t - ? > L'jj!Wlt t I - " Jl, 00 3 1 1 1; t.,::ff L - ci.,7 - ,. FDUSDt “ , O ) ;h;;t. I - T - 1' 7>'U$'t.il1!I I T7.i . ;tit : I: J: ? "'t:f f i , - fjtt i:,t L t s I J ' !!Im. L t ::F. l t Hi'J:AMUKYCftt: J: ? tx ; t 1::> tl. - C 1, , - ?> 0 ;::11, I? OJ ; : t t : J : I J, FDUSD, i slfiJi, M . 1 - "!f - , :;t :;.t'f .r . - :;., 77'1) Jr - y =1 :,t : t ? - C, * t ,i::, ( i J H : JttttS IJ jf ! m1i0 ) 7 - > 7y;$1Jl, I - " Jl, t t.i:? - C \ . , .? , 0 77 - ;7.. t - . TY ?1 M ;t, . “ Q 8 - l!:;.t ;$1 - '7.'0) 7 1 - l!:;.t 7. . , c , • - :1< , :::J > - 7''7 17 : , ;;r. • - OJm.ffi i ff - r:O J t: - imt!t L - c1.,7.,. fcJttOJUl : ff!::* : "t - ?>if f x. :::J Y .7. T .L. t : t;t, 1t • iaJ tt - t:'7..ml.7. 7 - 7 ' Jl, :::J 1:;., · '/ IJ .:i. - y =1 :;.,, 1 ) 7 Jl,;$1 ,11, . j Jf . ft M ::1'iit t .:? ƒ i:1 - 1 1 1,t.,::.7.7 - 7 ' 1 l - :::J 1 :;. , 1Jf v - 1v, ff sliaJ tt:;t:;., - 'f .r. - :Y/:;t 7 - 1 - .r. - YAP!. 7.. 7 · y 7 ' - t:'.7., :h .7. f - T - 1' , ftf i / 0 , y -- 1 -- 'I' :, t ' Y - 1 l - , 1Ja;t, - DeFi$'Ei3 ƒ t: - t : "t7.i - 1' :, 7 7tJ t ; t tL - ?> 0 FcJtt - r: l i : I JHE, 202 s , : B.000 - 9,000r.i* t : Jv ( 124 - 140fiP3 ) O ) 't ' . . is"t - ?> t .1., - r: s , ; • fflft0 )7y ;$1Jl,illUJJf" O ) :t - • s1 - t - ?>. “ iJ. J tz: t i H : n {..t L. 77 - 7.. t - · TY ?i' Jv - r:t;t , - OJ U Ht L t d } UQil,x.:::J y.7.7.L.. r 7 7 1 - J - : , ;;t. • T - 1' .7. t - I ) 7 t - ( Finance District)J OJ Q - : , - 1 - 1' 1 t: - !!!E;t t .:. ; : OJ y .7 . T .l,. ,;1:, FcJtt , : t ? - C - f.i:y, { Jl,;7.. t - - :, t t.,::.?,. ."f - O ) t:p . t: - t ,i:;'j" O ) t i , H f I I. - '; ) .r. >' r 7 - :};$1J V 7 y 7.. ;$1 >' t - tJ ' FDUSD ffi \ .' - CMMi:.7J. (1) ii.fl'T.'fl!ij( ia sl · · la - r: J: - 5 t : - t7.i x. - Y.r. :;., t - xt4 · 6 1. -- 1 - \ " - r 7'1J x ( Prism )J <:if.> • .: . n, .t 1 ) , < ffi L 1,,;n7:f l ) - OJAIIUIJm ! Q ittJ ' • :r& t .:tL, :::J / 77 1 7 / A $1,t, 9 r: - t.,:: - j ;:t t.,:: <. 7i:J - O) † B ,f..t, imffl:::J A t - OJ L??if.>.?,:;,r :, - 1 - .r. - :;;&iif" - OJ . 1JCtJ ' • tL - ?>. 77 - 7.. t - · 7 '; } 1l. - , ;1:, r7 7 1 - J - : , A . 'r - < A 1 - 1J 7 t - J 1 : J: i J, 7'i:i ? ƒ '7 y" 7 ) l , Bf. :::J ::: .1 = T - 1' t ! 1 - J - >' 7.., tt!:ff 'T.'OJfi " ffiltil ' l l f t L, † fflljJf dJQl l 1 :;., 7 7 - T 7 - i , tt!:ftDeFi OJf il . , Il . ? . 7 7 - 7.. t - · TY ? 1 M : ?i., - c L < Ii, .:. i::, :t - . Jlfi.; *1. t .:1.,: httP - s : // 1 stdig i ta l , com/ir - and - d i sciosu res ill l , 7 r - A t - • 7y:$11v1t2 02 3B, . illlf i il5ci&M , s 1., - c, ; ; c . ; • ::i'f - I . '/ ( Sun Yuchen )(i l U8Y "7 A T1" '/ · - i f '/ ( Justin Sun )) O J lm& 1 : :93 - t - ?i i - !mfe"t - ?ie l H I U “ I L t ::.. * oftl:l: OO"t - ?i IJM J: rJ IM ! :t i : “ I H l t , ! . : ,t - c - n Jli:iJ - c - .t.> - ?i: bttps'/11 std i gital com/jr - and - djsciosyres 3 /6 KOYN O J d i!f l S P A C ILV.s l , TY:$ ! 1 1; 9 , Bit n t ::.J l * rpjjl: 1, , - c † t . r t ., : ft l ! H : fi ƒ L - c S 1) , A =r - ƒ "fJv :::i 1 '/ i: "t - ?itl:!:W£f.J t.i:ffl.lt l J lititOJ1.JDii, 11f · • :,;'f - :,;jR71f OJMtl$J" ' 5 t - Jlt · :::J /' /7 1 7 :. -- ;t. · i a f! t ,f:; .*. t ::.A'r - ""f 1 1; :::i 1 :. -- 1: - t - ? i ll ll'1:> 0J - 0Ji 1 :lm, SJ :rJWeb3 6 1 :,. - 7 '7 .t ""f i::i "J y""fJvff " - 0Jffit.r 1: J lF ! J f 3 't" t.,7., - 1:! ? :$1 - , $1., - c, 7 r - A t - • T :$1 1,f/ i:::i - 1 1 1, IJ - - 1 : t.i: - ?i ::i.=. - /J IJ::rrfll: - ?> .tfi i L - c t.,,?,. ,a n0) 1Ht 1 1 , 77 - 7., t - • 7y:$ 1 Jl;O )l!Jl!l£f.J t.i - :mD* 1.Jllii - tt, ill flf L, ffl . lt l J · :::i :. -- ""f"J 1 7 :. -- ;t.{1) :9 j .5oH I? l : $ J! { it"t - ?i]J1t"t'3' - ?>. 7 7 - ;t. t - • T ; i, j Jft * CEO"t' - ?i ' 1 1" :. -- - 1:!:. -- t - • 'f :i ? ( Vincent Chok ) : J";,} 7 :J/Zi¥Jl!Jf4lt:::.l/fli!'L,, lf i Rmfllt::: . !f k fr1! † r n,"' 'li ! W . N/ (7) * 1 · - 1 1.,Jfl - r : .x r - " 7 1 ' 1,, :::i , ( YJlfi - ($(7) /;t, 7 :r - A f, • - r'i, ) ft Jt., f !lt'i.'f J . ' ( , '/i ! ll , ,P7.'d ) - ri,) 1 f Jt, , .i;Mj (l) jft ( .tt:: h · i , - r:ti!!iJllj{BtJ . •tJ J * lf'i.' 1 . 11 † 1 “ 7.'li, ,Dt::h t.: IJ (7) /iJIBf: , ff L, r $ £ t.., * · MBJJf!E (l) i/5 .z; !¥fllf G . lllf/J f .J111td ) B , i/.lM1!lJ! l l!l::: . ' 1 1fi 1 .z; 1. , - 1 1,,fr Jil,ffi L,, $ 8 ;o r - f " ( IJ/lrfc t J . • (IJ!tfj £ IJ r!::. t J • . IJ £ . # ,pl: : JE ti r i , .z; 7 7 , ( 1" Y.X · - r .X f. l)? f - r!::.L - yI Y / - !J!!jj$ft.,, ( ? - 7.'il5 - Zi 7'1J k (7) a - Y r J: I ) , I ) J'Jt,,:f( ,f k d ) Af r!::. )kt!:fff (l) "7'a:7'7 y7 ' JJ; • :::i 7 - .X A.d ) /ilfr /JD ( r!::. /:: : . t t I ) £ 1 . ft,p ( IJKOYN r!::. (7) $ - t!t(}lt:: J: I ) , !lJ/ “ l;t ? • a - / ,t ; J;f J · . J R f r /i!J IJ , J , Mti?J - r';, ) 1 f ; 1,, f - ' ; t,, ( IJJ / & / U :! Y IJNfltl , JZJIJfrfSl, r!::. ;or - r,g £T.J CSLM7y:$1 ; 1; · 7 - 1:! •y t - • 77 1 Y$o' 3 :. -- · :::i - 7 111 ' 1 1" •y ? · •y :$1 ; 1, ( Vik Mittal}: r ,: ; · Y f! ;., 1 - (l)J: - 5 tJ . · d)IVJf:M - ?J. . '4c: U 7. ' :J "' c: - z 1 ::: . 1Bi ,£ - ; - . :/J .::z. 1 - - r - r , /JiJll , . "7'a? ƒ 7 7 //"'"* - I . '/i ! fl . ,p ( I J f,f;:p:. ,y f. 7 - 17 €Jl 1 - d) ? ƒ a - / . , Jt,,f , ; J;;:;:. 'Y I - 7 - ?l:::.lf l '{!;L, £ To jM/:::., '/i!ll , d ) f r - /p ' : J i!l:!J J M .. ': J ti £ . Bi;L •/1 6 M"&hvt - r L 1 fc/6RT. - 1 . J lbtta Mlt, t i M n t :: . i;la"t', Ui::pOJ H - at::OO"t ?>iru ! Dffllll T - 75. 1.,ti•t.i:?i - - OJM, "t" OJ JIJl a: t ::. ,tlUEl l O J 7t : ?1. , · nt, 1,,trt ,?, {¥ii H ,fi* - t.i - :1. , . 1.,ti , t .i: ?>ltllslt, fi!imOJ 1., < T - 71J I.:. - - A OJ 7 . Ui::pOJ ffl.xE T - ?i S lj M & OJ , n1? - c - n & f 4 0J M , SJ : u:ttOJU, ffl . 1tl J MiO )U,. ..f O) ,ftBO ) ii 1 0 J J£f.J*ftt;H !i; t ::."t;: .t. 4.t T - ?i. • na

:::i - " - :.. - • 7 :.. - r · iJ :, - r{ .=. - · 4 /6 t::"'9 1 1, • "'7 - 'T " / 'Y ( Cohen & Company Capital Markets} 1 1 , 77 - :?.. I - · TY 9 Jv0) 1!11o t.i:f l 1 5 J:.l1M&Ar t:, ,f "if - B} il6 - c1,,7.,. i:i - :1· 7:, - r · i:i - :1 ( Loeb & Loeb LLP} , 1 KOYNO) U 8 ff, - a:ff}IJ6 - C 1,,7.,. DLAr - 1' , - ( DLA Piper LLP } ( * l;il} 1 5 J:. r ! DLA, - 1' , - UK ( DLA Piper UK LL P } ( OO) , 1 7 7 - ;t. I - · TY 9Jv0 ) .lil'!ll B}IJ6 - c1. , 7.,. Mq:i O ) uft , ::MJ: 1 L - - c tJ ( as n t ::ii - e, f.!iJtt 1 t - . , 1 1ras1:0 ) m tt t WE l Jr . - fl: L,, SECt::m: “ l1"" :o. WE l Jf . 1 1 1 5 J:. r ! SEc,::m: “ l c! n - ?i O) ftgO ) Ht:: 1 1 , Mq:iOJ , ::1 1 1" " - ?iUt.i:ffff l l fJ( n - ?i f;;. ilf ) , KOYN , 1 , 8 * 1 5 J:. rJti E 'i!f l::X!f L,, ti.i:,tJt ) ..¥i:iJfll::t.i:"'j t ::l'At ! : : , ;1 : - f il;:;11. - ?, J:: ? • < 0 1""7.,. ta:, f i q:iO ) ftj , J:: r/Fo! ) ,!lt:: c!ti. - ?l i:O) ftt30 ) Ql:::1!11 L , - C KOYNnt i 1"" - ? , f - . lJ6 0) ' 1 J ! ;: : l!l l i l L , - C, KOYNO) 7 7:?.. AU S effi " 'i!f t:: ti.7 - >. - c ©SECm: “ lHta:, ww w .sec.gov"t' M "t ' A¥ i:ilil - Z - 1.l Q • KOYN, 7 7 - :?.. I - · TY9lvt.i: i:, l1t:::&,tc O) i j lji l fil: - 6taSJ:: rJUa 1 1 , g q:i O ) Uftl::Mi 1 1""?> 1:: s 1 . , - c, SECmJI.U t:: • - : 1 < # : 1:JIJ'i!f t Jr, t .i: ;11.7., i:iJ H t i1.l7.,. KOYNO) df i 15J: . r l { iUU::mJ1""7.,f ;fflU;t, KOYNO) SEct l : “ IR"t'A ¥i:iJM - z> a; ; 7 - >. Uq:iO ) Uftt::M 1""7.> 'i!f O) ;j;U:ifl 9 H: : 1""?iiWmO ) ffllill 1 , lltJ ' A¥i:iJ1t!l::t.i:? t : : s "t'Fo!!lll::* i ti.7 - >. tttJJ E l Jr. :$:1v:?.. 1 J 1J - :?.. l::Stt ?l 7 ? - ;t. I - · TY 9Jt,t::M1"7 - > ftl; t ""t, 7 7 - 7.. I - · TY 9 J!,O ) JJ.I::: J:. ? - cHc ! ti t - . t 0) - z> il,5 I ) , KOYNI::: J:. - ol.IDL: L, f - . ruf:l;i:fif:> ti . - c I. ' t.i: I. ' • KOYN ,;1:, O) .iE@lti t :: la : ffll:: - :> I . , - c -- il.]O J ljl:I i t : : ! ;1 : ru[ - a: fit.> - f, a - z - . 11 - :1 , 1 I: , n - r " , o l8ft - a: f* , * : 1 1,., A 1J 1J - A O) • • Y!ffr1"",., - t.> t;i:1.,. :$7"v:?.. 1J lJ - :?.. t:: 1 1 , KOYNSJ::1'.fl 7 7 - ;t. I - · TY 9lv l::M1" 7 - > 1 :1@, * 0JU L. l::: - ,7.i J t.J ' * ;l;: ti.7 - >. 7 7 - ;t. I - · TY9lvSJ:. r!KOYNO) :rJJit , :::1 1 1"" - ?i M f \ m , ill!J 1 ;1 : • 0) aa • c wt.i:oi:iJffl t J.,; 1 ;, L. t ::t.i'"'j - cM O ) ff O ) ill!J t L. - c ;: n i:,O ) O )u L - 1= - t?i ,=n - t - z - ,1t.i:1.,. rM - ,,., J, r ,s . - ,,.,J, r j!J - , - ?i J, r aJ , ru L.J, r . ru M : . - . J, r • 1 1 - , - ?i J , r "ft't - l!!!J1"7., J, rti,t L.ti.t.i:1.,J, r - , - ?i t ;:6 - 3 J, 1 "t' 7.> J, r - t J, r r.;7., J, r JU'l1"7.,J, 1 i:iJMtJ ' i:I H >J, r g - ,7.,J i'J: c ƒ O ) jltSJ:. r.F,m O ) Jl. 1 1 , ;: - 3 l.. t ::ffi. * O)U L. , : 1"" - 5 M1"?> 1 : 1 1 , 1" " - ?i • 1S1 - z - m1., i:, n - c " ' o. ; : n i:, O ) O )u L. , :: * O) Mflil:: - ,7., JUJ . m• q:iO ) lit*aftO ) Mffl O)Jf.36 JJ., m • q:10 ) ¥Mft0 ) 7 #©:1c.@, J:. rlll*q:i0 ) ¥Mft0 ) 70) - 1 :.. 'l"1 = - t - ?i t.i t n Q tit. ; : n i: , t:::ffiE ti,Q t OJ - zo, u .i: " ' a ; : n i:, OJ:f@ * O)Jf. i i L. , : : - ,7.i ac , , :: 1 ;1:, i!AtO ) *eimtit m n -- c ,? i tam t:k < Wt.i.:o.mli t t .i: o i:iJmlttt.it o, m : Rt.i: 1J A 7 s .i:: u • tt . titi*t.>n - ?.. ; : n O)Jf O) 1 1 c 1 v .i :: Ii, KOYN J:. 0:7 7 - ;t. I - · TY 1 l 1 1, : l :::i :.. - I - i:1 - 1 1, - zo 7 - > t O) "t'li t .i: <, WW

1! 1 111!1 - 'if.> ?:.. . : 0) J: - 5 t .i: : ft'a'. i.; it ?:.J ! lziH;:: , 1 , J . ""F0) *11!i:tJ ' '8' 1 :l'L M .it . : tL i::> l:::fflE :tl.?:i t OJ1.>litJ1. , . (1) Utt=iO J Uftt:::M - t7.:> SJ:: lf - f O) ftO)IU U i t ! O) JW - a:sl g. : 9i:i!fttt_0)1., ?:,f f , i , t t .: , 1 - f O ) fmO ) O)M , t.f. i::> lf 1 :::fttt=iO) Hflaftl:::OO L - Cii : *! E t:: : il6 i::>:l'L 7.:> 4i l - - w,::: il61:>:l'Lf. : 4t *. < ft tJ 7. , 1:lJl ! tt. (2) Utt=iO J Uft S J: lf . : :l'L l:::Mil""t 7.,:AH U l ! OJUft 1 :::. Nl:::X!f L - CU :l'L - ?> i'iJfittOJ1., - ?>1 * fBffl OJfla:m. (3) KOYNS J: ll7 r - A 1 - • 7y;$r Jl,O )UOJ ftig - a:fiji:,;h,fJ:L'.: t , a: t .:,i - f OJ f O )? i:J - y:., - a : f.:it f J:L'.: t t.f. t" - a:'8'olf.l f .:1'.E13 t::: J : ' J , Utt=iO )Q ft - a:1il 7 1 - ' t,i:1,,.: t , (4) dq:iOJ Uftfl, OJ fjtO ) mi: - a - NASDAQml: 5IJilr (Nasdaq Stock Market LLC ), .::. . 1 - =l - ? m E llli s lJiJr ( New Y ork Stock Exchange). * f. : I i - i - OJ fmOJ EmP3Ulllis1JiJrt:::U1 - ' t .i::1.,.: t , i t .: 1 1 u - a - M 1. ' t "'1.,.: t , cs> Utt=iOJ UftOJUS J: lf1il70J M . dq:i O ) Uftt::: J: ' J JHi:EO)itl!JS J: l f Sti ' ffl! i! i ""t o IJ 7 - ?, { 6) fi - . O J Jilti<,SZ L, t: - ML1J:ti<1:;i,SZ L, . % !! t.f. U A Hr u "9 - ?iaM;bti: t ƒ - /J' 1: > Nt: - J Nt - ?i i'iJaMttOJ cf.> - ?I , ntt=i0 ) - €; 1 ::: J: - :> - c i o a: t L - c 1 ., - ?> J :a: - 9 - ?> f i b, (7) 1 1 $tt=i O J U - 8 ' ,:: : 111!il"9 - ?> • m. (8) M tL - ?>9 1 : t .:li1 i t ' JO ) , f J: i:, utt:::( 9} KOYN, 7 7 - 7.. I - · TY Jv, SJ: v t ftftOJd t i SECl:::Jltf j .7}. a : f . : l i &t:l:l OJHl:: : 1 2 :ti . - c I.' - ?> - f O) fm 5 /6 0) IJ A ? SJ:: It. mJ' O) J!l2i!O ) IJ A I - Ii, fffiOJJJl]i - a : 9 "9?:, t 0) 1.',if.l: 1, , • .::tl,1:, 0)MO)U U:::OO - t - :im 1 1 , 1.ii:EOJ*Jit: - - c1., - ?i t::: t.i: 1,, f .:V:J, U1:::,U"9 1.'lit.f.l.,. KOYNSJ:ll7 r - A I - · - rY Jvta:, 1.' U - : H t 1:, ;tL - c1., - ?> 'a:'I I . \ ?. . - f OJW! OJ ,ft;l; f.:l i iS3 0JUt 1J : - ?>ff , 4 . t L < l i ;£OJ it'a'. & ""t?:, J:: - 5 , * O)M L t:::00 - t - ?i HJ ifii t .:li {iJlE" 9 - ?> Ut : ftn tJ 1 . , . KOYNSJ : ll 7 : 1 " - A I - · "T ƒ Y JvOJii * OJQ,i, M OJ 0 'a' . f*mi : " 9 - : i t OJ 1 . ',i t J : L ' . L f .: - /J L : > - C, KOYNSJ :: () t 7 7 - 7 , . I - · TY JL,OJ ii * OJM . Sl ::: ? 1 . , - c, MOJ NJ l 8 1 - 'KOYNSJ :: ll 7 r - 7 .. I - · TY J 1 ,,tJ< H . 7 J . t : l : \ " 9 , 1 . ,? : , 1 . , , 1 . 7 J . t : l : \ " 9 i'iJfittOJi \ i 1 . , 1 J - :. - OJ m • t L - cu , ::: o - , * 7'1,., 7.. IJ IJ - 7..li, 1.,ti,t . , > ofl ' flffiUa: t diRtt=iO ) , :::OO - t?:,6 . Fo!1 a. i t diNOJ • :t:M"9o t OJ1.> ti t .i::1.,. * 7'i.. - 7.. 1J IJ - A ,i, 1., - JJ , . t i:: 7 - >fl'iilli iiEff O J OJ$ L t:l:l;l; f.:li - i - OJU'a'."M"t?i t OJ1.'tit.i: <, - UgOJ I::: i!l - :1 $ L t:1:1, lh U t .: l t tJ'U t t.i: - ?> Hi&:t:::St H ,f i O J 'a'.fi - 5 t O)"t',itJ:1, , . 7 7 - 7.. t - • TY11M;t, TY JvUSJ:. ll.7.5" - : 1 ; 1,,:::i - 1 :;. , ,( :;., 7 70J.%J ! 7'i:i .1 - 1' - 1.'a; I ) , Wf - .tljft r Jvil ! ; ' (A 7' - : 1 Jv:::J ,( :. - , · 7J A I - T - 1' ƒ tr l::::'.A, i:i - 1 ; 1, , j/f '.l lJ .1 - y ;;i :;.,, dia.J tj;t,. 7,( l - '7 JL,A 5" - :fJL,:::i ,( :;.,ft f i B L - c 1., - ?i. F<!Jtl0 ).% J l itfi " 1.'if.> - ?i Fouso , 1 , :::i :. - : 1 7 - 1' 7 :. - A • - o xJ 1 1 ( - t :. , 7. . t"T ƒ Jv, . F. l M!vliiHU::: J:: .:5iF . t;:: J:: I J x i:,;h,, tt! : 1.>il: - tllli sli 1 0 ) 1,,7..7 - :f ; 1,,:::i - < :. - OJ1 - :i"t'il!> ?:,. 7 )" - 7.. I - · TY ; 1, , t;tft0Jftl&Jli.£ 1.' - lllm L, .%J ! al ! - t? :. - 11 - 1.'fl ' ; \ t)f.i:7,( - !!:;., A cffli H ! m L - C 1,,?:,.

KOYN , ;1:_t f l .l}U f::: l j ; JU i - r:iP.> I J, TY JL,JUt m . 11il - IB, ( / 7 7, ,xttt fc7 - 1' / T ' Y 7 t - t . · leiJJj£& · 7 i:i / T - 1' 7 1 : Ut - t 1 - ::> - Cl., - ?J . KOYN 6 /6 ! ;!: , - i' J : "Damftsl O) Y - Y /1:. fi. 0 (1)· . l d . t ? "" ($ \ ,''?;ti."" ( \ , \ ,?, O - :, - t J , tJ:SPACr ""'i" / • "'7 - ;, 7' {Samantha Yap ) I Y AP?"i:1 - 1 1 1., { Y AP G l oba l ) samant h a@yapg l oba l . com